UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 7, 2016

FLEETMATICS GROUP PLC

(Exact name of registrant as specified in its charter)

Ireland	001-35678	98-1170810
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Block C, Cookstown Court Belgard Road Tallaght Dublin 24 Ireland
(Address of principal executive offices)	(Zip Code)

+353 (1) 413 1250

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

On November 7, 2016, pursuant to the Transaction Agreement (the “Transaction Agreement”), dated as of July 30, 2016, by and among Fleetmatics Group PLC, a public limited company incorporated in Ireland (the “Company” or “Fleetmatics”), Verizon Communications Inc., a Delaware corporation (“Verizon”), and Verizon Business International Holdings B.V., a private limited company incorporated under the laws of the Netherlands and an indirect and wholly-owned subsidiary of Verizon (“Bidco”), Bidco acquired all of the issued share capital of the Company not already owned by Verizon or its subsidiaries for cash by means of a scheme of arrangement (the “Scheme”) under Chapter 1 of Part 9 of the Irish Companies Act 2014 and in accordance with the Irish Takeover Panel Act 1997, Takeover Rules 2013, as amended (the “Irish Takeover Rules”) (the “Acquisition”). As a result of the Acquisition, the Company has become a wholly-owned subsidiary of Bidco.

The Acquisition was approved by the shareholders of the Company at a Court Meeting of shareholders of the Company and at an Extraordinary General Meeting of shareholders of the Company, each held on October 12, 2016. The Acquisition was subsequently sanctioned by the High Court of Ireland at a Court Hearing held on November 4, 2016.

Under the terms of the Scheme, at the effective time of the Scheme (the “Effective Time”), each ordinary share of €0.015 par value of the Company (each, a “Share”) issued and outstanding was cancelled and automatically converted into the right to receive U.S.$60.00 in cash per Share, excluding Shares held by Verizon or its subsidiaries. The Transaction Agreement further provided that at the Effective Time:

•	Each Fleetmatics Share Award (as defined in the Transaction Agreement) that was outstanding and vested immediately prior to the Effective Time was cancelled, extinguished and converted into the right of the former holder of such Fleetmatics Share Award to receive U.S.$60.00 per Share underlying such Fleetmatics Share Award, without interest and less any required withholdings applicable to such Fleetmatics Share Award;

•	Each Unvested Share Award (as defined in the Transaction Agreement) was cancelled, extinguished and converted into the right of the former holder of such Unvested Share Award to receive, following the Effective Time, U.S.$60.00 per Share payable at such time or times as provided in the Transaction Agreement, without interest and subject to applicable tax withholding (if any); and

•	Each Fleetmatics Option (as defined in the Transaction Agreement) that was outstanding and unexercised immediately prior to the Effective Time, whether vested or unvested, was cancelled, terminated and converted into the right of the former holder of such Fleetmatics Option to receive, for each Share then subject to such Fleetmatics Option, U.S.$60.00 per Share, without interest and less the exercise price and any required withholdings applicable to such Fleetmatics option.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the full text of the Transaction Agreement, which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on August 1, 2016 and is incorporated herein by reference.

Item 3.01 Notice of Delisting or a Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As contemplated by the Transaction Agreement, on November 7, 2016, the Company notified the New York Stock Exchange (“NYSE”) of the consummation of the Acquisition and requested that the trading of the Shares be suspended prior to opening of trading on November 7, 2016. In addition, the Company requested that the NYSE file with the SEC a notification of removal from listing on Form 25 to effect the delisting of the Shares on the NYSE and the deregistration of the Shares under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company intends to file with the SEC a certification on Form 15 under the Exchange Act, requesting the suspension of the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act.

The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.03 Material Modification to Rights of Security Holders.

The information provided in response to Items 2.01, 3.01 and 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.01 Changes in Control of Registrant.

The information provided in response to Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference. The Acquisition constituted a change of control of the Company, resulting in the Company becoming a wholly-owned subsidiary of Bidco.

The source of funds for the cash consideration was existing cash on the balance sheet of Verizon, available lines of credit or other sources of liquidity available to Verizon.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Agreements of Certain Officers.

Pursuant to the terms of the Transaction Agreement, the following members of the board of directors of the Company resigned as directors of Company, effective as of immediately prior to the Effective Time: Jim Travers, Vincent De Palma, Andrew Flett, Brian Halligan, James Kelliher, Allison Mnookin, Jack Noonan and Liam Young. Claire Aitkenhead, Noel Dinsmore and Peter Mitchell were appointed to the Company’s board of directors effective as of the Effective Time.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the Scheme and Acquisition, the Company’s memorandum and articles of association were amended to authorize the Company to enter into the Scheme as described in the Proxy Statement filed with the SEC on September 9, 2016. A copy of the amended memorandum and articles of association are attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit No.	Description
2.1*#	Transaction Agreement by and among the Company, Bidco and Verizon, dated July 30, 2016.
3.1	Amended Memorandum and Articles of Association.

*	Filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on August 1, 2016 and incorporated herein by reference.
#	Certain exhibits and schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to furnish supplemental copies of any of the omitted exhibits and schedules upon request by the SEC provided, however, that the Company may request confidential treatment pursuant to Rule 24b-2 of the Exchange Act for any exhibits or schedules so furnished.

The directors of Fleetmatics accept responsibility for the all information contained in this document. To the best of the knowledge and belief of the directors of Fleetmatics (who have taken all reasonable care to ensure that such is the case), the information contained in this document is in accordance with the facts and does not omit anything likely to affect the import of such information.

Under the provisions of Rule 8.3 of the Takeover Rules, if any person is, or becomes, “interested” (directly or indirectly) in, 1% or more of any class of “relevant securities” of Fleetmatics, all “dealings” in any “relevant securities” of Fleetmatics (including by means of an option in respect of, or a derivative referenced to, any such “relevant securities”) must be publicly disclosed by not later than 3.30 p.m. (Irish time) on the “business” day following the date of the relevant transaction. This requirement will continue until the date on which the “offer period” ends. If two or more persons co-operate on the basis of any agreement, either express or tacit, either oral or written, to acquire an “interest” in “relevant securities” of Fleetmatics, they will be deemed to be a single person for the purposes of Rule 8.3 of the Takeover Rules.

Under the provisions of Rule 8.1 of the Takeover Rules, all “dealings” in “relevant securities”’ of Fleetmatics by Verizon or Verizon Business International Holdings B.V. or by any party acting in concert with either of them, or by any person acting in concert with Fleetmatics, must also be disclosed by no later than 12 noon (Irish time) on the “business” day following the date of the relevant transaction.

A disclosure table, giving details of the companies in whose “relevant securities” “dealings” should be disclosed, can be found on the Irish Takeover Panel’s website at www.irishtakeoverpanel.ie.

“Interests in securities” arise, in summary, when a person has long economic exposure, whether conditional or absolute, to changes in the price of securities. In particular, a person will be treated as having an “interest” by virtue of the ownership or control of securities, or by virtue of any option in respect of, or derivative referenced to, securities.

Terms in quotation marks are defined in the Takeover Rules, which can also be found on the Irish Takeover Panel’s website. If you are in any doubt as to whether or not you are required to disclose a dealing under Rule 8, please consult the Irish Takeover Panel’s website at www.irishtakeoverpanel.ie or contact the Irish Takeover Panel on telephone number +353 1 678 9020 or fax number +353 1 678 9289.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 7, 2016	FLEETMATICS GROUP PLC

	By:	/s/ Stephen Lifshatz
	Name:	Stephen Lifshatz
	Title:	Chief Financial Officer
Chief Accounting Officer
(Principal Financial Officer and Principal Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description
2.1*#	Transaction Agreement by and among the Company, Bidco and Verizon, dated July 30, 2016.
3.1	Amended Memorandum and Articles of Association.

*	Filed as Exhibit 2.1 the Company’s Current Report on Form 8-K filed with the SEC on August 1, 2016 and incorporated herein by reference.
#	Certain exhibits and schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to furnish supplemental copies of any of the omitted exhibits and schedules upon request by the SEC provided, however, that the Company may request confidential treatment pursuant to Rule 24b-2 of the Exchange Act for any exhibits or schedules so furnished.